May 4, 2023 First Quarter 2023 Earnings Call Exhibit 99.2

22 Forward-Looking Statements This presentation includes information that may constitute “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally relate to future events and relationships, plans, future growth, and future performance, including, but not limited to, statements about future financial and operational performance, expected commercial activity, strategic initiatives, capital plans, costs, ability to successfully implement new technologies, and liquidity. These statements are often identified by the use of words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “designed,” “may,” “plan,” “predict,” “project,” “target,” “contemplate,” “would,” “seek,” “see,” and similar expressions or variations or negatives of these words, although not all forward-looking statements contain these identifying words. These statements are based on various assumptions, whether or not identified in this presentation, and on the current expectations of the Company’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, assurance, prediction or definitive statement of fact or probability. Actual outcomes and results may differ materially from those contemplated by these forward-looking statements as a result of uncertainties, risks, and changes in circumstances, including but not limited to risk and uncertainties related to: (i) economic downturns and market conditions beyond the Company’s control, including periods of inflation; (ii) the quality of global financial markets; (iii) the Company’s ability to timely and successfully achieve the anticipated benefits and potential synergies of the acquisition of Cloudmed; (iv) the Company’s ability to retain existing customers or acquire new customers; (v) the development of markets for the Company’s revenue cycle management offering; (vi) variability in the lead time of prospective customers; (vii) competition within the market; (viii) breaches or failures of the Company’s information security measures or unauthorized access to a customer’s data; (ix) delayed or unsuccessful implementation of the Company’s technologies or services, or unexpected implementation costs; (x) disruptions in or damages to the Company’s global business services centers and third-party operated data centers; (xi) the volatility of the Company’s stock price; (xii) the Company’s substantial indebtedness; and (xiii) the ongoing impact of the COVID-19 pandemic on the Company’s business, operating results, and financial condition. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included under the heading “Risk Factors” in the Company’s annual report on Form 10-K for the year ended December 31, 2022, quarterly reports on Form 10-Q, and any other periodic reports that the Company may file with the United States Securities and Exchange Commission (the “SEC”). The foregoing list of factors is not exhaustive. All forward-looking statements included herein are expressly qualified in their entirety by these cautionary statements as of the date hereof and involve many risks and uncertainties that could cause the Company’s actual results to differ materially from those expressed or implied in the Company’s forward-looking statements. Subsequent events and developments, including actual results or changes in the Company’s assumptions, may cause the Company’s views to change. The Company assumes no obligation and does not intend to update these forward-looking statements, except as required by law. You are cautioned not to place undue reliance on such forward-looking statements. Non-GAAP Financial Information Some of the financial information and data contained in this presentation, including Adjusted EBITDA (and related measures), have not been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). Our non-GAAP measures may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies. These non-GAAP financial measures should not be considered in isolation or as a substitute for analysis of our results of operations as reported under GAAP. Please refer to the Appendix located at the end of this presentation for a reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measure.

33 First Quarter Results and Key Themes First Quarter 2023 Results Note1: Adjusted EBITDA is a non-GAAP measure; refer to the Appendix for reconciliation of non-GAAP financial measures • Revenue of $545.6 million, up $159.9 million or 41.5% compared to the same period last year • GAAP net income of $0.3 million, compared to $29.4 million in the same period last year • Adjusted EBITDA1 of $142.2 million, up $52.9 million or 59.2% compared to the same period last year Key Themes • Operational Performance • Technology and Automation • Commercial Activity

44 Today's Discussion Topics: Q1 Updates Operational Performance • Automation use cases continue to expand; continued progress integrating Cloudmed capabilities into R1's ecosystem • Enhanced Optimal Workflow Initiative to focus on efficiency for work that cannot be automated • Deployed new machine learning models that translate codes into reimbursement opportunities Technology and Automation • Providers continue to face financial challenges driving demand for R1 services • Commercial activity remains robust across both end-to-end and modular pipelines • Progression of end-to-end opportunities as well as new entrants into the pipeline in Q1 Commercial Activity • Continued improvement in operating metrics relative to 2H’22 • Payer reimbursement timelines improving, although aged A/R remains above historical levels • Focus on execution resonating well with customers; leveraging analytics to benchmark our performance

55 1Q'23 Non-GAAP Results – Q/Q and Y/Y Comparison ($ in millions) 1Q'23 4Q'22 1Q'22 Key change driver(s) Revenue $545.6 $532.8 $385.7 • Q/Q: Contribution from onboarding of new customers • Y/Y: Contribution from Cloudmed and new customers Adjusted Cost of Services1 $362.2 $364.5 $273.6 • Q/Q: Cost discipline, realization of synergies, and timing of employee benefits expense • Y/Y: Cloudmed cost of services, onboarding of new customers and net investments to support growth Adjusted SG&A Expense1 $41.2 $43.3 $22.8 • Q/Q: Corporate cost synergies and real estate savings • Y/Y: Cloudmed SG&A costs Adjusted EBITDA1 $142.2 $125.0 $89.3 • Q/Q: Revenue performance, cost discipline, and realization of synergies • Y/Y: Contribution from Cloudmed and new customers partially offset by net incremental investments to support growth Note1: Adjusted cost of services, adjusted SG&A expense and adjusted EBITDA are non-GAAP measures A reconciliation of non-GAAP to GAAP measures is provided in the Appendix of this presentation.

66 Additional Commentary Cash Flow and Balance Sheet Highlights • Reaffirming 2023 guidance • Revenue of $2,280 million to $2,330 million • GAAP operating income of $115 million to $140 million • Adjusted EBITDA1 of $595 million to $630 million • Expect Q2 2023 adjusted EBITDA1 approximately in line with current consensus 2023 Outlook Note1: Net debt and adjusted EBITDA are non-GAAP measures; refer to the Appendix for a reconciliation of non-GAAP financial measures Note2: Includes cash, cash equivalents and availability under our revolver • Cash and cash equivalents of $104.2 million at end of Q1. Major drivers of cash flow: • $54.7 million cash from operations • $23.4 million for capex • $22.4 million debt repayment, including $10 million revolver paydown • $13.4 million for tax withholding related to vesting of employee stock awards • Net debt1 of $1.68 billion at the end of Q1 • $613.3 million in available liquidity2 at quarter-end

7 Appendix

88 Use of Non-GAAP Financial Measures Reconciliation of GAAP Operating Income Guidance to Non-GAAP Adjusted EBITDA Guidance $ in millions  In order to provide a more comprehensive understanding of the information used by R1’s management team in financial and operational decision making, the Company supplements its GAAP consolidated financial statements with certain non-GAAP financial performance measures, including Adjusted EBITDA, non-GAAP cost of services, non- GAAP selling, general and administrative expenses, and net debt. Adjusted EBITDA is defined as GAAP net income (loss) before net interest income/expense, income tax provision/benefit, depreciation and amortization expense, share-based compensation expense, CoyCo 2, L.P. ("CoyCo 2") share-based compensation expense, and certain other items, including business acquisition costs, integration costs, strategic initiatives, and the global business services center expansion project in the Philippines. Non-GAAP cost of services is defined as GAAP cost of services less share-based compensation expense, CoyCo 2 share-based compensation expense, and depreciation and amortization expense attributed to cost of services. Non-GAAP selling, general and administrative expenses is defined as GAAP selling, general and administrative expenses less share- based compensation expense, CoyCo 2 share-based compensation expense, and depreciation and amortization expense attributed to selling, general and administrative expenses. Net debt is defined as debt less cash and cash equivalents, inclusive of restricted cash. Adjusted EBITDA guidance for 2023 is reconciled to operating income guidance, the most closely comparable available GAAP measure.  Our board of directors and management team use adjusted EBITDA as (i) one of the primary methods for planning and forecasting overall expectations and for evaluating actual results against such expectations and (ii) a performance evaluation metric in determining achievement of certain executive incentive compensation programs, as well as for incentive compensation programs for employees. Non-GAAP cost of services and non-GAAP selling, general and administrative expenses are used to calculate adjusted EBITDA. Net debt is used as a supplemental measure of our liquidity.  A reconciliation of GAAP operating income guidance to non-GAAP adjusted EBITDA guidance for 2023 is provided below. Note1: Strategic initiatives, severance and other costs are comprised of strategic initiative costs, acquisition and integration costs, various exit activities, transformation initiatives, and certain other costs Reconciliation of Total Debt to Net Debt $ in millions March 31, December 31, 2023 2022 Senior Revolver $ 90.0 $ 100.0 Term A Loans 1,200.3 1,211.4 Term B Loan 497.5 498.7 Total debt 1,787.8 1,810.1 Less: Cash and cash equivalents 104.2 110.1 Net Debt $ 1,683.6 $ 1,700.0 2023E GAAP Operating Income Guidance $115-140 Plus: Depreciation and amortization expense $260-280 Share-based compensation expense $75-85 CoyCo 2 share-based compensation expense $10-15 Strategic initiatives, severance and other costs1 $110-135 Adjusted EBITDA Guidance $595-630

99 Reconciliation of Non-GAAP Financial Measures Reconciliation of GAAP SG&A to Non-GAAP SG&A Reconciliation of GAAP Cost of Services to Non-GAAP Cost of Services Note1: For details see Note 8, Other, to the consolidated financial statements included in the Company’s quarterly report of Form 10-Q Three Months Ended March 31, Three Months Ended December 31, Year Ended December 31, 2023 2022 2022 2022 Net income (loss) $ 0.3 $ 29.4 $ (37.1) $ (57.6) Net interest expense 30.7 4.7 28.7 64.0 Income tax provision (benefit) 2.7 9.1 4.2 (3.4) Depreciation and amortization expense 66.0 18.9 64.2 172.0 Share-based compensation expense 10.5 10.1 15.5 61.9 CoyCo 2 share-based compenstion expense 1.8 — 2.1 5.1 Other expenses1 30.2 17.1 47.4 183.5 Adjusted EBITDA (non-GAAP) $ 142.2 $ 89.3 $ 125.0 $ 425.5 Three Months Ended March 31, Three Months Ended December 31, 2023 2022 2022 Cost of services $ 434.7 $ 296.5 $ 435.4 Less: Share-based compensation expense 6.4 4.3 7.4 CoyCo 2 share-based compensation expense 0.5 — (0.3) Depreciation and amortization expense 65.6 18.6 63.8 Non-GAAP cost of services $ 362.2 $ 273.6 $ 364.5 Three Months Ended March 31, Three Months Ended December 31, 2023 2022 2022 Selling, general and administrative $ 47.0 $ 28.9 $ 54.2 Less: Share-based compensation expense 4.1 5.8 8.1 CoyCo 2 share-based compensation expense 1.3 — 2.4 Depreciation and amortization expense 0.4 0.3 0.4 Non-GAAP selling, general and administrative $ 41.2 $ 22.8 $ 43.3 $ in millions Reconciliation of GAAP Net Income (Loss) to Non-GAAP Adjusted EBITDA